NOTICE OF PLAINTIFFS’ PROPOSED VOLUNTARY DISMISSAL OF SHAREHOLDER DERIVATIVE ACTIONS

Salt Lake City, UT, January 8, 2018 - This notice relates to a proposed voluntary dismissal by the plaintiffs in each of four pending shareholder derivative actions, and is being given pursuant to an order of The United States District Court for the District of Utah. The purpose of the notice is to advise LifeVantage shareholders that plaintiffs in the below-referenced actions wish to voluntarily dismiss their cases. Additional information on the actions and right to intervene may be found below.
THE SECURITIES CLASS ACTION
As previously reported, on September 15, 2016, a purported securities class action was filed in the United States District Court for the District of Utah, entitled Zhang v. LifeVantage Corp., Case No. 2:16-cv-00965-BCW (D. Utah filed Sept. 15, 2016). In this action (later recaptioned as In re LifeVantage Corp. Securities Litigation), plaintiff alleged that the Company, its Chief Executive Officer and former Chief Financial Officer violated Sections 10(b) and/or 20(a) of the Securities Exchange Act of 1934, 15 U.S.C. §§ 78j(b), 78t(a), and Rule 10b-5, 17 C.F.R. § 240.10b-5, promulgated thereunder. On June 15, 2017, the Court granted defendants’ motion to dismiss the amended complaint, without prejudice, and permitted lead plaintiffs to file a motion for leave to file a second amended complaint. On September 18, 2017, the Court denied lead plaintiffs’ motion for leave to amend and entered final judgment in favor of LifeVantage and the other defendants and dismissing the case with prejudice. On October 17, 2017, the parties executed a stipulation whereby lead plaintiffs agreed not to take an appeal from the final judgment of dismissal in favor of defendants in exchange for mutual releases, without payment of any consideration by or on behalf of defendants. This case is now concluded.
THE SHAREHOLDER DERIVATIVE ACTIONS
Also, as previously reported, on October 11, 2016, two purported shareholder derivative actions were filed in the Third District Court of the State of Utah, Salt Lake County, entitled Johnson v. Jensen, Case No. 160906320 MI (Utah Dist. filed Oct. 11, 2016), and Rupp v. Jensen, Case No. 160906321 MI (Utah Dist. filed Oct. 11, 2016). In these actions (which are substantively identical), plaintiffs, purportedly on behalf of the Company, alleged that the Company's Chief Executive Officer, former Chief Financial Officer and members of the board of directors breached their fiduciary duties owed to the Company in connection with the matters alleged in the securities class action lawsuit noted above. On October 19, 2016, the Court entered an order consolidating the two actions under the Johnson case number, with the new caption In re LifeVantage Corp. Derivative Litigation. On January 10, 2017, the Court approved a stipulation between the parties providing that this action would be deferred (i.e., stayed) pending a ruling on defendants’ then-anticipated motion to dismiss the amended complaint in the securities class action lawsuit noted above.
On January 30, 2017, another purported shareholder derivative action was filed in the United States District Court for the District of Utah, entitled Hansen v. Jensen, Case No. 2:17 cv-00075-DN (D. Utah filed Jan. 30, 2017). In this action, plaintiff, purportedly on behalf of the Company, alleged that the Company’s Chief Executive Officer, former Chief Financial Officer and members of the board of directors violated Section 14(a) of the Securities Exchange Act of 1934, 15 U.S.C. § 78n(a), and breached their fiduciary duties owed to the Company in connection with the matters alleged in the securities class action lawsuit noted

above. On March 30, 2017, the parties entered into a stipulation providing that this action would be stayed pending a ruling on defendants’ motion to dismiss the amended complaint in the securities class action lawsuit noted above. On February 27, 2017, another purported shareholder derivative action was filed in the United States District Court for the District of Utah, entitled Baker v. Jensen, Case No. 2:17-cv-00141-PMW (D. Utah filed Feb. 27, 2017). Also, on April 24, 2017, another purported shareholder derivative action was filed in the United States District Court for the District of Utah, entitled Inforzato v. Jensen, Case No. 2:17-cv-00317-JNP (D. Utah filed Apr. 24, 2017). In these actions, plaintiffs, also purportedly on behalf of the Company, made similar allegations as the plaintiff in Hansen v. Jensen, described above. The parties in Baker and Inforzato similarly agreed to stays of those actions pending a ruling on defendants’ motion to dismiss in the securities class action lawsuit noted above.
VOLUNTARY DISMISSAL OF THE SHAREHOLDER DERIVATIVE ACTIONS
Following and in light of the dismissal with prejudice of the securities class action lawsuit noted above, the Company requested that the plaintiffs in the shareholder derivative actions agree to dismiss their lawsuits voluntarily and without payment of any consideration by or on behalf of defendants or the Company. Thus, on October 31, 2017, the plaintiffs in In re LifeVantage Corp. Derivative Litigation stipulated to voluntary dismissal of their consolidated action without payment of any consideration by or on behalf of defendants or the Company. On November 17, 2017, the parties in Inforzato, Hansen and Baker stipulated to voluntary dismissal of those actions without payment of any consideration by or on behalf of defendants or the Company.
On November 27, 2017, the Court in Inforzato ordered, pursuant to Rule 23.1(c) of the Federal Rules of Civil Procedure, that the parties give notice to shareholders of the voluntary dismissal without prejudice of the Inforzato action before the Inforzato action could be dismissed. The Company also is providing notice herein of the voluntary dismissal without prejudice of In re LifeVantage Corp. Derivative Litigation, the Baker action and the Hansen action.
THE RIGHT TO INTERVENE IN THE INFORZATO ACTION
Any LifeVantage shareholder may seek to intervene as a plaintiff in the Inforzato action if he, she, or it (1) owns shares in LifeVantage and (2) wishes to pursue the claims in Inforzato or has any reason why any of the aforementioned actions should not be voluntarily dismissed without prejudice. All motions to intervene must be filed with the clerk of the court within thirty (30) days hereof. Every motion to intervene must contain: (1) the caption of the Inforzato action; (2) the intervenor’s name, address and phone number; (3) proof or certification of the date the intervenor purchased LifeVantage stock; and (4) any supporting papers, including all documents and writings that the intervenor desires the Court to consider.
Any motions to intervene must be filed with the District Court at:
Clerk of Court
United States District Court for the District of Utah
351 South West Temple, Rm. 1.100
Salt Lake City, Utah 84101
A copy of any motion to intervene must also be mailed to:
Milo Steven Marsden
Dorsey & Whitney LLP
111 South Main Street, Suite 2100
Salt Lake City, UT 84111-2176

John P. Stigi III
Sheppard, Mullin, Richter & Hampton, LLP
1901 Avenue of the Stars, Suite 1600
Los Angeles, CA 90067-6017

Attorneys for Defendants Darren Jensen, David S. Manovich, Dave Toole, Garry Mauro, George E. Metzger, Michael A. Beindorff, Richard Okumoto, Mark Jaggi, Raymond B. Greer, Vinayak R. Hegde and Darwin K. Lewis, and Nominal Defendant LifeVantage Corporation
Nelson Abbott
Abbott Law Firm
3651 North 100 East, Ste. 350
Provo, Utah 84604
Attorney for Plaintiff Michael Inforzato
About LifeVantage Corporation
LifeVantage Corporation is a science-based health, wellness and anti-aging company dedicated to helping people transform themselves internally and externally at a cellular level. Its scientifically-validated product lines include Protandim® Nrf2 and NRF1 Synergizers, TrueScience® Anti-Aging Skin Care Regimen, Petandim®, AXIO® Smart Energy and the PhysIQ™Smart Weight Management System. LifeVantage (Nasdaq:LFVN) was founded in 2003 and is headquartered in Salt Lake City, Utah. For more information, visit www.lifevantage.com.